CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

PURCHASE AGREEMENT NUMBER    PA-04749

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

relating to

BOEING MODEL 787-9 AIRCRAFT

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

TABLE OF CONTENTS

UARTICLES
Article 1.	Quantity, Model and Description .....................................................
Article 2.	Delivery Schedule ...........................................................................
Article 3.	Price................................................................................................
Article 4.	Payment..........................................................................................
Article 5.	Additional Terms .............................................................................

UTABLE
1.	Aircraft Information Table................................................................

UEXHIBIT
A.	Aircraft Configuration ......................................................................
B.	Aircraft Delivery Requirements and Responsibilities.......................

USUPPLEMENTAL EXHIBITS
AE1.	Airframe and Optional Features Escalation Adjustment .................
BFE1.	BFE Variables.................................................................................
CS1.	Customer Support Variables...........................................................
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity........................................................................................
SLP1.	Service Life Policy Components .....................................................

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749
BOEING PROPRIETARY

ULETTER AGREEMENTS

LA-1706513	LA-Performance Guarantees [***]
LA-1707908	LA-[***]
LA-1707910	LA-[***]
LA-1707961	LA-Flexible Delivery Rights
LA-1707962	LA-e-Enabling Software Matters-787
LA-1707963	LA-EULA Special Matters
LA-1707964	LA-Liquidated Damages Non-Excusable Delay
LA-1707965	LA-Open Configuration Matters
LA-1707966	LA-Advance Payment Matters
LA-1707967	LA-Post-Delivery Software and Data Loading-787
LA-1707969	LA-Spare Parts Initial Provisioning
LA-1708012	LA-Special Matters
LA-1708014	LA-Aircraft Model Substitution
LA-1708015	LA-Purchase Rights
LA-1708016	LA-[***]
LA-1708017	LA-AGTA Terms Updates
LA-1708019	LA-[***]
LA-1708022	LA-[***]
LA-1708023	LA-Confidential Matters

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749
BOEING PROPRIETARY

PURCHASE AGREEMENT NO. PA-04749

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

This Purchase Agreement No. PA-04749 between The Boeing Company (Boeing) and Hawaiian Airlines, Inc., (Customer), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 787-9 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) [***].

1.	Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 787-9 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement. [***] prior to delivery of Customer’s first Aircraft, Boeing will provide Customer a Boeing document defining a customer inspection process appropriate to the 787 manufacturing process (787 Inspection Process) which will supersede the provisions of Article 5.2 of the AGTA.

2.	Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. [***] Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.
3.1    Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.
3.2    Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.
4.1    [***].
4.2    The standard advance payment schedule for the Model 787-9 aircraft requires Customer to make certain advance payments, expressed in [***], due within [***] of the Effective Date. Additional advance payments for each Aircraft are due as specified in and on [***] listed in the attached Table 1.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749
BOEING PROPRIETARY

4.3    For any Aircraft whose scheduled month of delivery is less than [***] from the Effective Date, the total amount of advance payments due within [***] of the Effective Date will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.
4.4    [***].

5.	Additional Terms.
5.1    Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price,
(v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.
5.2    Airframe and Optional Features Escalation Adjustment. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula. The provisions of Exhibit D to the AGTA are not applicable to this Purchase Agreement.
5.3    Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.
5.4    Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA will be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement. If Customer obtains, or is set to obtain, duplicative training and planning assistance from that set out in Supplemental Exhibit CS1, then Boeing may adjust Supplemental Exhibit CS1 accordingly.
5.5    Engine Escalation Adjustment. Supplemental Exhibit EE1 contains: a) the engine escalation formula applicable to the Engine Price when such Engine Price is separately specified in Table 1, and b) the engine warranty and the engine patent indemnity for the Aircraft.
5.6    Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.7    [***].
5.8    Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of [***], and [***] and [***], has been the subject of discussion and negotiation and is understood by the parties, and the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749
BOEING PROPRIETARY

AGREED AND ACCEPTED this

July 18, 2018
Date

THE BOEING COMPANY	HAWAIIAN AIRLINES, INC.

/s/ James P. Drinkwater	/s/ Peter R. Ingram
Signature	Signature

James P. Drinkwater	Peter R. Ingram
Printed name	Printed name

Attorney-in-Fact	President and Chief Executive Officer
Title	Title

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-04749
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 787-9	[***] pounds	Detail Specification: [***])
Engine Model/Thrust: [***]	[***] pounds	Airframe Price [***] Formula: [***]	ECI-W Afm
Airframe Price:	$[***]	Engine Price [***] Formula: [***]	787 ECI-W Eng
Optional Features Estimate:	$[***]
Sub-Total of Airframe and Features:	$[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[***]	[***] (ECI): [***]
Aircraft Basic Price (Excluding BFE/SPE):	$[***]	[***] (ICI): [***]
Buyer Furnished Equipment (BFE) Estimate:	$[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:	$[***]	[***] (ECI): [***]
[***] (ICI): [***]
Deposit per Aircraft:	$[***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					[***]	[***]	[***]	Total [***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
[***]	1	[***]	[***]	$[***]	$[***]	$[***]	$[***]	$[***]
Total:    10
The interior allowance for 787-9 aircraft is $[***] ([***])

HWI-PA-04749 111677-1F.txt    Boeing Proprietary    Page 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

EXHIBIT A to PURCHASE AGREEMENT NUMBER PA- 04749

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

EXHIBIT A AIRCRAFT CONFIGURATION
relating to

BOEING MODEL 787-9 AIRCRAFT

The content of this Exhibit A will be defined pursuant to the provisions of Letter Agreement HWI-PA-04749-LA-1707965 to the Purchase Agreement, entitled “Open Configuration Matters”. A listing of Optional Features attached to this Exhibit A has been utilized for purposes of estimating an Optional Features value for the Table 1. Such listing is subject to configuration discussions and a final configuration that is determined pursuant to Article 1.2 of the Open Configuration Matters Letter Agreement.

The listing of Optional Features provided below is based on the [***] passenger [***] and does not include any unique custom features that may be selected by Customer. The Optional Features listing provided below does not include all standard selectable features that Customer may select based on the final LOPA, In- Flight Entertainment, Connectivity selections, among others, and are subject to Boeing pricing and offerability. As such, the listing below is an estimate.

Option #	Option Title	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXA
BOEING PROPRIETARY

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXA
BOEING PROPRIETARY

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXA
BOEING PROPRIETARY

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXA
BOEING PROPRIETARY

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Total    $[***]    $[***]

Notes:
Fixed options are noted with complete option numbers. These can be found in the Standard Selections catalog.
Options noted with four (4) characters show the ATA chapter, but the actual number is not known as these are options that would need to be created based on the actual configuration desired.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXA
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

EXHIBIT B to PURCHASE AGREEMENT NUMBER PA- 04749

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

EXHIBIT B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787-9 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.1    Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than three (3) months prior to delivery of each Aircraft.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.2    Certificate of Sanitary Construction.
1.2.1    U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft and provide to Customer at delivery. The above Boeing obligation only applies to commercial passenger aircraft.
1.2.2    Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft.
1.3    Customs Documentation.
1.3.1    Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2    General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and
(ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.3.3    Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	INSURANCE CERTIFICATES.
Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	NOTICE OF FLYAWAY CONFIGURATION.
Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)	[***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

4.	DELIVERY ACTIONS BY BOEING.
4.1    Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules as soon as practical.
4.2    Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
4.3    Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft as part of the delivery notice in accordance with article 6.1 of the AGTA.
4.4    Fuel Provided by [***].[***] will provide to [***] the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
787	[***]
4.5    Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
4.6    Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.
4.7    Delegation of Authority. Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.
5.1    Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.
5.2    Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.
5.3    Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4    TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
5.5    Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. If eAPIS is required, a copy of the eAPIS form will be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES ESCALATION ADJUSTMENT

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

Supplemental Exhibit AE1
to Purchase Agreement Number PA-04749

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES ESCALATION ADJUSTMENT

relating to

BOEING MODEL 787-9 AIRCRAFT

1.     Formula.
Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[***]

Where:

[***]

Where:

[***] (as set forth in Table 1 of this Purchase Agreement);

[***]

Where:

[***] (as set forth in Table 1 of this Purchase Agreement); and

[***]

Where:

[***]

As an example, for an Aircraft scheduled to be delivered in [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

Note:

(i)	In determining the values of [***], all calculations and resulting values will be expressed as a decimal rounded to the nearest [***].

(ii)	[***] is the numeric ratio attributed to [***] in the Airframe Price Adjustment formula.

(iii)	.35 is the numeric ratio attributed to [***] in the Airframe Price Adjustment formula.

(iv)	The denominators [***] are the [***]. The applicable [***] and corresponding [***] is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of [***] will be rounded to the nearest [***].

(vi)	[***]

1.	Values to be Utilized in the Event of Unavailability.
1.1    If [***] substantially revises the methodology used for the determination of the values to be used to determine the [***] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other [***] data or similar data reported by [***] organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [***] after delivery of the Aircraft, [***] should resume releasing values for the [***] needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.
1.2    Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft [***] changes the [***] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.
1.3    In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in [***] occurring since [***] prior to the price base year shown in the Purchase Agreement.
1.4    If within [***] of Aircraft delivery, the [***] values are revised due to an acknowledged error by [***], the Airframe Price Adjustment will be re-calculated using [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

(this does not include those values noted as preliminary by [***]). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.
Note:

(i)
The values released by [***] and available to Boeing [***] prior to [***] of an Aircraft will be used to determine the [***] values for the applicable [***] (including those noted as preliminary by [***]) to calculate the Airframe Price Adjustment for the Aircraft invoice at [***]. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in [***], subject always to paragraph 2.4 above.

(ii)
The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be [***], where rounding of the [***] digit will be increased to [***] when the [***] is equal to [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EXB
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number PA-04749

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection. Customer will:
Select and notify Boeing of the suppliers and model of the following BFE items by the noted milestones/dates:

Upholstery	[***]
Galley Carts	[***]
Life Vests	[***]
Bar Units	[***]
Misc. Monuments	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-BFE1
BOEING PROPRIETARY

Non-Standard Closeout Furniture	[***]
Seats & IFE (All Classes) (The IFE supplier and intended components to go into the seats need to be defined. Other IFE including Connectivity selections can be selected per the Configuration Definition Schedule.)
[***]

The above dates are based on an assumed first delivery date of [***] and a [***] seat program.

2.On-dock Dates and Other Information.
On or before [***], Boeing will provide to Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. For planning purposes, the first Aircraft preliminary BFE seat requirements and preliminary on-dock dates for all BFE items are set forth below.
The below “Completion Date” represents the first day of the [***] by when the specific milestone must be completed to support the BFE seat program.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-BFE1
BOEING PROPRIETARY

Customer’s First Aircraft: BFE Premium Class Seat and Non-Standard Closeout Furniture Program Milestones (First Aircraft Delivery Only)

Milestone	Completion Date
Initial Technical Coordination Meeting (ITCM)	[***]
Preliminary Design Review (PDR)	[***]
Critical Design Review (CDR)	[***]
Final Seat Review (FSR)	[***]
Seats & IFE (All Classes) On-Dock Date for 1st Aircraft delivery	[***]

The above schedule dates are subject to change based on the dates negotiated and agreed to at the ITCM.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-BFE1
BOEING PROPRIETARY

Preliminary On-Dock
(Note: All requirements are set forth below. If a month is listed, then the due date is the first day of the month. If no date is listed, then there is no requirement.)

	Contract Aircraft Delivery Month	Upholstery On-Dock Date at Supplier *	BFE Hardware On-Dock Date at Boeing
1.	[***]	[***]	[***]
2.	[***]	[***]	[***]
3.	[***]	[***]	[***]
4.	[***]	[***]	[***]
5.	[***]	[***]	[***]
6.	[***]	[***]	[***]
7.	[***]	[***]	[***]
8.	[***]	[***]	[***]
9.	[***]	[***]	[***]
10.	[***]	[***]	[***]
* or as negotiated at ITCM with Seat Supplier.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-BFE1
BOEING PROPRIETARY

3.Additional Delivery Requirements - Import.
Customer or its designee will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with
U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-BFE1
BOEING PROPRIETARY

SS787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

SUPPLEMENTAL EXHIBIT CS1 to PURCHASE AGREEMENT NUMBER PA-04749

UThis document containsU:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.	Boeing Training Programs.
Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.
1.1    Customer is awarded [***] points (Training Points). At any time before [***] (Training Program Period) Customer may exchange Training Points for any of [***] described on Attachment A at the point values described on Attachment A. At the end of the Training Program Period any unused Training Points will expire. Customer may request an extension if there are unused Training Points.
1.2    In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1	Operational Familiarization for Dispatchers model specific instruction:

(i)	For [***] Aircraft purchased: [***].

(ii)	For [***] Aircraft purchased: [***].

1.2.2    Performance engineer model specific    instruction in    Boeing’s regularly scheduled courses; subject to class size limitations; schedules are published yearly.

1.2.3	Electronic Check List Authoring Course; [***]

1.2.4	Additional Flight Operations Services:

(i)	For [***]Aircraft purchased Instructor pilots for [***] (as defined in Article 5.4, below) to provide revenue service training assistance, including ferry flight, base training and/or line assist.

(ii)	For [***]Aircraft purchased: Instructor pilots for [***] (as defined in Article 5.4, below) to provide revenue service training assistance, including ferry flight, base training and/or line assist.

(iii)	An instructor pilot to visit Customer for a [***] period, [***] to review Customer’s flight crew operations.
If any part of the training described in this Article 1.2 is not completed by Customer within [***], Boeing will have no obligation to provide such training.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

2.	Training Schedule and Curricula.
2.1    Customer and Boeing will together to conduct planning conferences approximately [***] (or sooner based on mutual agreement) [***] to define and schedule a mutually acceptable plan for the maintenance training, flight training and cabin attendant training programs. At the conclusion of each planning conference the parties will document Customer’s course selection and training requirements, and, if applicable, Training Point application and remaining Training Point balance.
2.2    In addition to the planning conferences, Customer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within [***] of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.	Location of Training.
3.1    Boeing will conduct flight, dispatcher, performance engineering and maintenance training at any of its appropriately equipped training facilities. [***], subject to space being available in the desired courses at the selected training facility on the dates desired.
3.2    [***], subject to the following conditions:
3.2.1    [***];
3.2.2    [***];
3.2.3    [***];
3.2.4    [***]; and
3.2.5    [***].

4.	Training Materials.
Training Materials will be provided for each student. Training Materials may be retained by Customer and used only for (i) the individual student’s reference during Boeing provided training and for review thereafter and (ii) Customer’s provision of training to individuals directly employed by Customer.

5.	Additional Terms and Conditions.
5.1    All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any optional features selected by Customer from Boeing’s standard catalog of optional features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.
5.2    All training will be provided in the English language. If translation is required, Customer will provide interpreters. Customer will be responsible for the additional cost

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

associated with an increase in Boeing’s standard course length to accommodate translation and may use training points to offset such additional costs.
5.3    Customer will be responsible for all expenses of Customer’s personnel. Boeing will provide transport Customer's personnel between their local lodging and Boeing's training facility upon Customer request if such training is conducted in the Seattle area.
5.4    Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period, of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying (Pilot Day). These foregoing restrictions will not apply to ferry flight assistance or revenue service training services, which will be governed by FAA rules and regulations.
5.5    Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470). Customer will provide such services if flight crew training is conducted elsewhere. Regardless of the location of such training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.
5.6    If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds [***], Boeing and Customer will enter into an agreement for additional services before beginning the repair work.
5.7    If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports. Boeing will work with Customer to facilitate such arrangements.
5.8    If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training. At least [***] before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any [***] fees Boeing paid on Customer’s behalf. The invoice will be submitted to Customer approximately [***] after flight training is completed, when all [***] fee charges have been received and verified. Customer will pay the invoiced amount to Boeing within [***] of the date of the invoice.
5.9    [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 2:    FIELD AND ENGINEERING SUPPORT SERVICES

1.	Field Service Representation.
Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).
1.1    Field service representation will be available at or near Customer’s main maintenance or engineering facility beginning [***] and ending [***] covered by a specific purchase agreement.
1.2    Included within Boeing’s field service representation will be [***] available for up to [***] at Customer’s main maintenance location or another site as mutually agreed. If Customer requests field service representation at a site other than Customer’s main maintenance location, Customer will assist the [***] with airport identification passes and formal introduction to the airport authorities at such site.
1.3    Customer will provide [***].
1.4    Boeing’s [***] are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s [***] are available to Customer.

2.	Engineering Support Services.
2.1    Boeing will, if requested by Customer, provide reasonable (as determined by Boeing) technical advisory assistance from the Puget Sound area or from an alternate location, at Boeing’s sole discretion, for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance, provided, will include:
2.1.1    Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and a suggestion of possible solutions.
2.1.2    Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and a suggestion of possible solutions.

2.1.3    Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and a suggestion of possible solutions.
2.1.4    Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.
2.1.5    Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.
2.1.6    Maintenance Engineering. Boeing will be provide remote offsite support via Webex, teleconferences, BCS messages and emails. Boeing will provide the following on-site Maintenance Engineering support:
2.1.6.1    Maintenance Planning Assistance. Upon request, Boeing will provide (i) [***] and (ii) [***]. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
2.1.6.2    GSE/Shops/Tooling Consulting. Upon request, Boeing will provide [***]. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.
2.1.6.3    Maintenance Engineering Evaluation. Upon request, Boeing will provide [***]. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7    Flight Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:
2.1.7.1    Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2    Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.
2.1.7.3    Assistance with solving operational problems associated with delivery and route-proving flights.
2.1.7.4    Information regarding significant service items relating to Aircraft performance or flight operations.
2.1.7.5    If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.
2.1.7.6    Assistance in developing an Extended Operations (ETOPS) plan for regulatory approval. Upon request, Boeing will provide one on-site visit to Customer’s main base to assist with the development of their ETOPS operational program and to provide consultation related to ETOPS operational planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer. Boeing will provide reasonable flight operations engineering

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

support via Webex and telecons. [***] onsite visit will be determined before entry into service but dates for the visit will need to be mutually agreed upon prior to the visit. If an additional on-site visit is requested by Customer, Boeing will make reasonable effort to support.
2.2    Post Delivery/Service Support. Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:
2.2.1    Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.
2.2.2    As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.
2.2.3    The provisions of the Boeing warranty in Part 2 of Exhibit C of the
AGTA apply.
2.2.4    Customer will pay Boeing for requested work not covered by the
Boeing warranty, if any.
2.2.5    The [***] and [***] provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.
2.3    Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services). Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

The [***] and the [***] provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. Title to and risk of loss of any such Aircraft will always remain with Customer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 3:    TECHNICAL INFORMATION AND MATERIALS

1.	General.
Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as any data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; (viii) service bulletin incorporation; and (ix) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement, Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.	Materials Planning Conferences.
Customer and Boeing will conduct planning conferences approximately [***] in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) the additional information related to certain Boeing furnished Materials, including but not limited to: delivery timing, delivery method and revision information, all of which will be recorded in a worksheet (Document Worksheet), (iv) the update cycles of the Materials to be furnished to Customer, (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

3.	Technical Data and Maintenance Information.
Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents. Boeing (i) will provide such data and information through electronic access or other means, and (ii) reserves the right to change the format of such data and information, both at its sole discretion.

(i)	Flight Operations Information.

Airplane Flight Manual (AFM)
Dispatch Deviation Guide (DDG)
ETOPS Guide Vol. III (Operational Guidelines and Methods)
Flight Attendant Manual (FAM)
Flight Crew Operations Manual and Quick Reference Handbook (FCOM/QRH)
Flight Crew Training Manual (FCTM)
Flight Management Computer (FMC) Supplementary Data Document
Jet Transport Performance Methods (JTPM)
Performance Engineer’s Tool (PET)
Weight and Balance Manual (Chapter 1, Control and Loading) (WBM)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

(ii)	Maintenance Information.

Aircraft Maintenance Manual (Part 1) (AMM) Systems Description Section (SDS)
Aircraft Maintenance Manual (Part 2) (AMM) Practices and Procedures
Baggage Cargo Loading Manual (BCLM)
Boeing Component Maintenance Manual (BCMM)
Component Service Bulletins (CSB)
Engineering Design Data – Assembly and Installation Drawings
Engineering Design Data – Assembly and Installation Drawings Bill of Materials
Fault Isolation Manual (FIM)
Fault Reporting Manual (FRM)
Live Animal Carriage Document (LACD)
Maintenance Implementation Document (MID)
Maintenance Tips (MTIP)
Markers and Stencils
Nondestructive Test Manual (NDT)
Profile Drawings
Remote Certification Service Bulletin
Service Bulletins (SB) a. Service Bulletin Information Notices (IN)
Service Letters (SL)
Standard Overhaul Practices Manual Chapter 20 (SOPM)
Standard Wiring Practices Manual Chapter 20 (SWPM)
Structural Repair Manual (SRM)
Systems Schematics (SSM)
Validation Copy Service Bulletin
Wiring Diagrams (WDM)

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

(iii)	Maintenance Planning.

Airplane Maintenance Inspection Intervals (AMII)
Configuration, Maintenance and Procedures (CMP) for ETOPS
ETOPS Guide Vol. II (Maintenance Program Guidelines)
Maintenance Planning Data (sections 1-8) (MPD)
Maintenance Planning Data (section 9) 787 Airworthiness Limitations (AWL)
Maintenance Planning Data (section 9) 787 Certification Maintenance Requirements (CMR)
Maintenance Planning Data (section 9) 787 Airworthiness Limitations - Line Number Specific (AWLLNS)
Maintenance Planning Data (section 9) 787 Special Compliance Items (SCI)
Maintenance Review Board Report (MRBR)
Maintenance Task Cards and Index (TASK)

(iv)	Spares Information.

Illustrated Parts Data (IPD)
Product Standards (PSDS)

(v)	Airplane & Airport Information.

Airplane Characteristics for Airport Planning (ACAP)
Airplane Rescue and Fire Fighting Information (ARFF)
Airplane Recovery Document (ARD)
Engine Ground Handling Document (EGH)
ETOPS Guide Vol. 1 (CMP Supplement)
GSE Tooling Drawings (3D Model, bill of Material, 2D Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual (ITEM)
Maintenance Facility and Equipment Planning Document (MFEPD)
Special Tool and Ground Handling Index (IND)

(vi)	Shop Maintenance.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

Component Maintenance Manual /Overhaul Manual (CMM/OHM) Index
Product Support Supplier Directory (PSSD)
Supplier’s Component Maintenance Manuals (SCMM)
Supplier Product Support and Assurance Agreements
Document (Vols. 1 & 2) (PSAA) Supplier Service Bulletins (SSB)
(i)    Fleet Statistical Data and Report.
Fleet reliability views, charts, and reports

4.	Advance Representative Materials.
Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.

5.	Configured Maintenance Engineering Materials.
All configured Materials will reflect the configuration of each Aircraft as delivered.

6.	Revisions.
6.1    The schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.
6.2    If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.	Supplier Technical Data.
7.1    For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
7.2    The provisions of this Article will not be applicable to items of BFE.
7.3    Prior to the scheduled delivery month of the first Aircraft, Boeing will furnish to Customer copies of the documents which identify the terms and conditions of the product support agreements between Boeing and its suppliers Product Support and Assurance Agreements (PSAA).

8.	Buyer Furnished Equipment Data.
Boeing will incorporate BFE maintenance information, as applicable, into the configured Materials providing Customer makes the information available to Boeing at least [***] of each Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

delivered. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format, ATA Spec 2000.

9.	Customer’s Shipping Address.
From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer will promptly notify Boeing of any change to that address. Boeing will pay the reasonable shipping costs of the Materials. Customer is responsible for any customs clearance charges, duties, and taxes.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 4:    ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:
1.a labor stoppage or dispute in progress involving Customer that would be reasonably anticipated to interfere with the provision of such services, training, or other things by Boeing hereunder;
2.wars or warlike operations, riots or insurrections in the country where the facility is located;
3.any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;
4.the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 5:    PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.
2.License Grant.
2.1    Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.
2.2    Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Customer Information in such agreement.
3.Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

4.Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.
5.Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
5.1    When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.
5.2    In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet. Such suspension may be for an indefinite period of time.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT ATTACHMENT A
787 TRAINING POINTS MENU
Revision Date December 2014

787 Training Courses	Per Class Student Maximum	Total Points Per Class*
Flight - All Flight courses must be taught at a Boeing facility
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Cabin Crew/Door Training
[***]	[***]	[***]
[***]	[***]	[***]

Maintenance
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

Generic Training Courses
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

CBT Products	For Customer’s Internal Use Only CBT License
Flight
[***]	[***]
[***]	[***]
[***]	[***]
Maintenance
[***]	[***]

*Points per Class are based upon training conducted according to Boeing’s standard training courses. Extended or modified courses will require point adjustment to reflect altered work statement or duration.

**Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time. To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

# Courses must be taught at a Boeing facility.

The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-CS1
BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT, ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

HAWAIIAN AIRLINES, INC.

Supplemental Exhibit EE1
to Purchase Agreement Number PA-04749

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749
BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT, ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 787-9 AIRCRAFT

1.	ENGINE ESCALATION.
The Aircraft Basic Price of each Aircraft set forth in Table 1 of the Purchase Agreement includes an aggregate price for General Electric Aircraft GEnx series engines and all accessories, equipment and parts provided by the engine manufacturer (Engines). The adjustment in Engine Price applicable to each Aircraft (Engine Price Adjustment) will be determined at the time of Aircraft delivery in accordance with the following formula:

[***]

Where:

[***]
Where:

[***] (as set forth in Table 1 of this Purchase Agreement);

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EE1
BOEING PROPRIETARY

Where:

[***] (as set forth in Table 1 of this Purchase Agreement); and

[***]

Where:

[***]

As an example, for an Aircraft scheduled to be delivered in [***]

NOTE:

(i)	In determining the values of [***], all calculations and resulting values will be expressed as a decimal rounded to the nearest [***].

(ii)	[***] is the numeric ratio attributed to [***] in the Engine Price Adjustment formula.

(iii)	[***] is the numeric ratio attributed to [***] in the Engine Price Adjustment formula.

(iv)	The denominators ([***]) are the [***]. The applicable [***] and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of [***] will be rounded to the nearest [***].

(vi)	[***].

2.	Values to be Utilized in the Event of Unavailability.
2.1    If [***] substantially revises the methodology used for the determination of the values to be used to determine the [***] values (in contrast to benchmark adjustments

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EE1
BOEING PROPRIETARY

or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Engine Price Adjustment, [***] agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, select a substitute from other [***] data or similar data reported by [***] organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [***],[***] should resume releasing values for the [***] needed to determine the Engine Price Adjustment, such values will be used to determine any increase or decrease in the Engine Price Adjustment for the Engine from that determined at the time of delivery of the Aircraft.
2.2    Notwithstanding Article 2.1 above, if prior to the scheduled delivery [***] of an Aircraft [***] changes the [***] values as defined above, such re-based values will be incorporated in the Engine Price Adjustment calculation.
2.3    In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Engine Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit EE1 in [***] occurring since [***] prior to the [***] shown in the Purchase Agreement.
2.4    If within [***], the [***] are revised due to an acknowledged error by [***], the Engine Price Adjustment will be re-calculated using the [***] (this does not include those values noted as preliminary by [***]). A credit memorandum or supplemental invoice will be issued for the Engine Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.
NOTE:

(i)
The values released by [***] and available to Boeing [***] of an Aircraft will be used to determine the [***] values for the applicable months (including those noted as preliminary by [***]) to calculate the Engine Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Engine Price Adjustments will be made after Aircraft delivery for any subsequent changes in [***], subject always to paragraph 2.4 above.

(ii)
The maximum number of digits to the right of the decimal after rounding utilized in any part of the Engine Price Adjustment equation will be [***], where rounding of the [***] digit will be increased to [***] when the [***] digit is equal to [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EE1
BOEING PROPRIETARY

3.	Engine Warranty.
Boeing has obtained from [***] the right to extend to Customer the provisions of [***]'s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of [***]'s Warranty as hereinafter set forth, and such Warranty will apply to all [***] type engines (including all Modules and Parts thereof), as such terms are defined in the Warranty ([***] type Engines) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and [***] have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA will be substituted for and supersede the provisions of the Warranty and the Warranty will be of no force or effect and neither Boeing nor [***] will have any obligation arising there from. In consideration for Boeing's extension of the [***] Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such [***] type Engines and Customer hereby waives releases and renounces all its rights in all such claims, obligations and liabilities. The Warranty is contained in the Warranty and Product Support Plan set forth in Exhibit C to the applicable purchase contract between [***] and Boeing. Copies of the Warranty and Product Support Plan will be provided to Customer by Boeing upon request.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-EE1
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and
HAWAIIAN AIRLINES, INC. SUPPLEMENTAL EXHIBIT SLP1
to PURCHASE AGREEMENT NUMBER PA-04749

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, UBoeing Service Life Policy U of Exhibit C, UProduct Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04749.

1.	Wing.
[***]

2.	Body. [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-SLP1
BOEING PROPRIETARY

3.	Vertical Stabilizer.
[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-SLP1
BOEING PROPRIETARY

4.	Horizontal Stabilizer.
[***]

5.	Engine Pylon.
[***]

6.	Main Landing Gear.
[***]

7.	Nose Landing Gear.
[***]
NOTE: The Service Life Policy does not cover [***] used in or on the [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
HWI-PA-04749-SLP1
BOEING PROPRIETARY

The Boeing Company

P.O.	Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1706513

Hawaiian Airlines, Inc. Honolulu
International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    Aircraft Performance Guarantees

Reference: Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. [***]. [***] to the terms in Letter Agreement No. HWI-PA-04749-LA-1708016.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the [***] of Boeing.

2.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

HWI-PA-04749-LA-1706513

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company

P.O.	Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1706513

Hawaiian Airlines, Inc. Honolulu
International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    Flexible Delivery Rights

Reference:	Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Flexible Delivery Rights.

Customer will have a one-time right to slide or accelerate each of the [***] Aircraft on the Table 1 as of the date of Definitive Agreement a contracted delivery position (Flexible Delivery Rights), subject to the following conditions:

1.1    Flexible Delivery Rights will only apply to the [***] Aircraft in Customer’s delivery stream.

1.2    Customer may slide or accelerate a maximum of [***].

1.3    Flexible Delivery Rights will be subject to available position taking into consideration Boeing’s production constraints and other limitations.

1.4    If a delivery position is not available within the [***] window described in 1.2, then Boeing will promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.	Written Notice.

Customer must notify Boeing in writing no later than [***] prior to the contracted delivery month of the identified Aircraft of its intention to slide or accelerate such delivery. Boeing will also consider additional slide or acceleration requests from Customer beyond the rights provided herein.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

3.	Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

HWI-PA-04749-LA-1707961

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

HWI-PA-04749-LA-1707961

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

HWI-PA-04749-LA-1707962

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:    Model 787 e-Enabling Software Matters

Reference:	a) Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft).

b) Customer Services General Terms Agreement No. 2A (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Customer’s Aircraft is equipped with onboard loadable hardware, including such hardware as the Class 3 EFB System and the Core Network Server (CNS). [***], as set forth in the Purchase Agreement and the 787 Software License Orders [***]. [***]. This Letter Agreement will be updated if Class 3 EFB System is replaced.

2.    Certain [***] information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement may be provided in [***].

3.    Additional Terms and Conditions.

[***] on the following conditions: [***] and [***].

The CSGTA must be executed between Boeing and Customer no later than [***] prior to delivery of Customer's first 787 Aircraft.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

HWI-PA-04749-LA-1707962

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207

HWI-PA-04749-LA-1707963

Hawaiian Airlines, Inc.
Honolulu International Airport
PO Box 30008
Honolulu, HI 96820-0008

Subject:	Special Matters relating to COTS Software and End User License Agreements

Reference:	Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recitals
Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).
The industry practice for COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom they transfer the product.
Because of the industry practice for COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.
Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the rights and obligations of the parties with respect to the COTS Software included in the Aircraft.
Agreement
1.    Prior to delivery of the Aircraft, Boeing will make available to Customer copies of all EULAs applicable to the Aircraft. Customer agrees to comply with all provisions of the applicable EULAs.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BOEING PROPRIETARY

Notwithstanding the provisions of Article 6.3 of the AGTA, at [***], Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULAs.

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

HWI-PA-04749-LA-1707963    Page 2
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207

HWI-PA-04749-LA-1707964

Hawaiian Airlines, Inc.
Honolulu International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    Liquidated Damages – Non-Excusable Delay

Reference:     Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer would otherwise, but for this Letter Agreement, be entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [***] (collectively Non-Excusable Delay Payment Period) at a rate of [***] U.S. Dollars ($[***])[***] not to exceed an aggregate sum of [***] U.S. Dollars ($[***])[***] (Liquidated Damages). Liquidated Damages will be payable in immediately available funds at actual delivery of the Aircraft.

2.	Interest.

In addition to the Liquidated Damages in section 1, for each day of Non-Excusable Delay in excess of [***], Boeing will pay Customer interest calculated as follows (Interest):

[***]. The interest rate in effect for each day will be computed using the one month London Interbank Offered Rate (LIBOR) as published in the Wall Street Journal, US edition, or a successor rate as mutually agreed, effective the first business day of the calendar month and reset each calendar month.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Such interest will be calculated on a [***] basis and [***].

3.	Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non- Excusable Delay for such Aircraft exceeds [***] (Non- Excusable Delay Period). Within [***] of receipt of [***] that delivery of an Aircraft will be delayed beyond the Non-Excusable Delay Period (Notice), [***] may terminate the Purchase Agreement as to such Aircraft by [***]. If neither Party terminates the Purchase Agreement within said [***] period, then the Purchase Agreement will remain in effect for that Aircraft. Failure by [***] to provide Notice prior to the end of the Non-Excusable Delay Period shall not preclude either Party from exercising its termination right within [***] beyond the Non-Excusable Delay Period.

4.	Termination: Payment.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non- Excusable Delay, Boeing will pay Customer:

(i)	Liquidated Damages at the later to occur of: (a) the [***], or (b) [***].

(ii)
Within [***] for Interest calculated and paid in full as described above, except the period of interest calculation will end on the date Boeing returns such advance payments, excluding the actual day of return.

(iii)	Within [***] for the entire principal amount of the advance payments received by Boeing for such Aircraft.

5.	Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

7.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

Hawaiian Airlines, Inc.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1707965

Hawaiian Airlines, Inc.
Honolulu International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    Open Configuration Matters

Reference: Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Aircraft Configuration.

1.1    Initial Configuration. The initial configuration of the Aircraft is defined by Boeing Model [***]. Due to the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Aircraft will be completed as described below.

1.2    Final Configuration. The Aircraft configuration will be completed using [***]. Boeing and Customer will incorporate certain other configuration changes into the Aircraft as such changes are offered by [***] and accepted by [***] (Final Configuration) in accordance with the following schedule:

1.2.1    No later than [***], Boeing and Customer will meet to discuss potential optional features.

1.2.2    Within [***] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3    Customer will then have [***] to accept or reject the optional features.

1.3    Should Customer request additional time beyond the schedule outlined in 1.2, Boeing will reasonably consider such request based on the schedule constraints at that time.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

2.	Effect on Purchase Agreement.

2.1    Following Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute the Amendment within [***] addressing the items below:

2.1.1    [***];

2.1.2    [***]pursuant to Article 1.2 above [***];

2.1.3    [***] contained in Exhibit A of the Purchase Agreement and referenced in Table 1 of the Purchase Agreement; and

2.1.4    [***] contained in Table 1 of the Purchase Agreement [***].

2.2    Revisions to the [***] may be included in the Amendment when such [***], otherwise such [***] will be addressed at the time [***].

2.3    If the Amendment to the Purchase Agreement does not occur as set out in Article 2.1 above, then [***], as set out in Article 1.2 above, [***].

3.	Other Letter Agreements.

As the definition of the Aircraft progresses, there may be a need to execute additional letter agreements addressing one or more of the following subjects:

3.1    Software. Additional provisions relating to software.

3.2    Installation of Cabin Systems Equipment. Additional provisions relating to the terms under which [***].

3.3    Special Terms - Seats. Provisions relating to the terms under which [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207

HWI-PA-04749-LA-1707966

Hawaiian Airlines, Inc. 20T
Honolulu International Airport 20TPO Box 30008
20THonolulu, HI 96820-0008

Subject:    Advance Payment Matters

Reference: Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	UAlternative Advance Payment ScheduleU.

Notwithstanding the Advance Payment Schedule contained in Table 1 of the Purchase Agreement, Customer may pay advance payments, according to the following schedule, for Aircraft on order as of the date of signing the Purchase Agreement, and for Substitute Aircraft and Option Aircraft that Customer exercises.

Due Date of Payment	Amount Due per Aircraft
(Percentage times Advance Payment Base Price)
Within [***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
[***]	[***]%
Total	[***]%

2.	Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.	Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1707967

Hawaiian Airlines, Inc.
Honolulu International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    Model 787 Post-Delivery Software and Data Loading

Reference: a) Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787 aircraftn(Aircraft)

b)    Letter Agreement entitled “Model 787 e-Enabling Software Matters”

c)    Customer Services General Terms Agreement No. 2A (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA), Supplemental Agreement for e-Enabling (SA-eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
UIntroductionU
Prior to title transfer of the Aircraft to Customer, Boeing baseline production software will be installed in the Aircraft. Such production software will be used by Boeing, and may be used by Customer during standard customer inspection activities, to test and validate applicable e-enabling features and associated hardware, including but not limited to features such as: [***], [***]. [***], as set out in Article 1 and Article 2 below, will not be installed [***], prior to [***].

1.	Boeing-Provided Operational Software and Data.

Pursuant to the Purchase Agreement and applicable 787 software license order(s), immediately following title transfer of the Aircraft to Customer, Boeing will, upon Customer’s request, load Boeing-provided operational software and data onto onboard loadable hardware that [***] as described in the Purchase Agreement and applicable 787 software license order(s).

2.	Customer Provided Operational Software and Data.

2.1    Airline Modifiable Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases from what is

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

set forth in Exhibit A of the Purchase Agreement, at Customer’s request, Boeing will provide a courtesy load of Customer’s version of such operational software immediately following title transfer of the Aircraft. [***].

2.2    [***] and/or Other Third Party Operational Software and Databases. If Customer provides Customer-developed software applications or has licensed additional software or databases from [***] and/or other third party supplier for installation onto an onboard loadable system, [***]. [***].

2.3    IFE Customer Software. IFE Customer Software will mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE system. [***]. The time required for the IFE supplier to complete the loading of the IFE Customer Software is estimated to be approximately [***]. If Customer fails to make appropriate arrangements with its IFE supplier in accordance with Boeing instructions, the Aircraft will be solely configured with Boeing’s baseline production software for the Boeing catalogue selected IFE configuration. Boeing’s FAA approved Repair Station will not be available to Customer or its IFE supplier to revise the IFE system hardware or IFE Customer Software while the Aircraft is on Boeing property prior to delivery flyaway, even if an FAA approved service bulletin is available for such revision.

3.	Additional Terms and Conditions.

3.1    With respect to Customer provided [***] referenced in Article 2.1 and 2.2, above, Customer will grant, and/or will obtain from the suppliers, a [***].[***] however, Boeing expects Customer to [***]. Boeing will [***] and use the same only as specifically authorized under the terms of this Letter Agreement.

3.2    The [***] performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. The time required to complete the Boeing performed [***] is estimated to be approximately [***] per attempt. Customer’s sole remedy and Boeing’s sole obligation and liability for the [***] performed by Boeing are limited to the [***].

3.2.1    If any Customer-provided [***] referred to in Article 2.1 above, [***].

3.2.2    If any Customer-provided [***] referred to in Article 2.2 [***].

3.3    If any IFE Customer Software [***]. In such an event, and upon Customer’s request, Boeing will [***].

3.4    Customer is responsible for [***].

3.5    A dual signature (Boeing and Customer) Onboard Authentication System (OAS) Airplane Modifiable Information (AMI) will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, [***].

3.6    Customer will [***] pursuant to this Letter Agreement. For the purposes of this Article 3.6, Boeing is defined as The Boeing Company, its divisions, subsidiaries,

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

affiliates, the assignees of each and their respective directors, officers, employees and agents.

3.7    The [***] and [***] provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (AGTA) and the insurance provisions of Article 8.2 of the AGTA will apply to [***]. For purposes of this Article 3.7, all [***] provided directly by Boeing will be defined as Materials (and not “Aircraft Software”). [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1707969

Hawaiian Airlines, Inc.
Honolulu International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    Spare Parts Initial Provisioning

Reference:     a) Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

b) Customer    Services    General    Terms    Agreement    No. 2A    (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for Aircraft which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.    Definitions.

1.1    Provisioning Data means [***].

1.2    Provisioning Items means [***].

1.3    Provisioning Products Guide means [***]

2.    Phased Provisioning.

2.1    Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

2.2    Initial Provisioning Meeting. On or about [***] the parties will conduct an initial provisioning meeting where [***] in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until [***]t is less than [***], the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3    Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the [***] described in [***] of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about [***]. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately [***].

2.4    Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will [***], in accordance with the schedule established during the initial provisioning meeting.

3.    Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1    Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2    Prices of Initial Provisioning Spare Parts.

3.2.1    Boeing Spare Parts. The Provisioning Data will [***] listed in paragraph 3.3, below, that are Boeing Spare Parts, and such [***] from [***] to Customer in the Provisioning Data.

3.2.2    Supplier Spare Parts. Boeing will provide [***] listed in Article 3.3, below, that are Supplier Spare Parts. [***] for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, QEC kits, or engine spare parts will be [***].

3.3    QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

4.    Delivery.

For Spare Parts and Standards ordered by Customer in accordance with paragraph 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on [***]. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.    Substitution for Obsolete Spare Parts.

5.1    Obligation to Substitute Pre-Delivery. Prior to delivery of the first Aircraft, if any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is [***], then [***].

5.2    Delivery of Obsolete Spare Parts and Substitutes. [***] pursuant to this paragraph 5 [***]. [***].
6.    Repurchase of Provisioning Items.

6.1    Obligation to Repurchase. During a period commencing [***], and ending [***], Boeing will, upon receipt of Customer's written request and subject to the exceptions in paragraph 6.2, [***] (i) [***],
(ii) [***], and (iii) [***].

6.2    Exceptions. Boeing will not be obligated under paragraph 6.1 to [***].

6.3    Notification and Format. [***].

6.4    Review and Acceptance by Boeing. [***].

6.5    Price and Payment. [***].

6.6    Delivery of Repurchased Provisioning Items. [***].

7.    Title and Risk of Loss.

[***].

8.    Termination for Excusable Delay.

[***].

9.    Order of Precedence.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1708012

Hawaiian Airlines, Inc.
Honolulu International Airport PO Box 30008
Honolulu, HI 96820-0008
Subject:    Special Matters

References: 1) Purchase Agreement No. PA-04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 Aircraft (Aircraft);

2)	Letter Agreement HWI-PA-04749-LA-1708014 entitled “Aircraft Model Substitution” (Aircraft Model Substitution Letter);

3)	Letter Agreement HWI-PA-04749-LA-1708013 entitled “Option Aircraft” (Option Aircraft Letter); and

4)	Letter Agreement HWI-PA-04749-LA-1708015 entitled “Right to Purchase Additional Aircraft” (Purchase Rights Letter)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.1    Credit Memoranda. In consideration of Customer’s purchase of [***] 787-9 Aircraft, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memorandum:
1.1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]) in [***] dollars.
1.2    Substitute Aircraft Credit Memoranda. In the event that Customer exercises its right to replace an Aircraft with a Substitute Aircraft, as that term is defined in the Aircraft Model Substitution Letter, Boeing will provide to Customer the following credit memorandum:
1.2.1    787-8 Substitute Aircraft Basic Credit Memorandum. If Customer elects to substitute into 787-8 Substitute Aircraft, Boeing will issue to Customer a 787-8 Substitute Aircraft basic credit memorandum (787-8 Substitute Aircraft Basic Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]) in [***] dollars.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

1.2.2    787-10 Substitute Aircraft Basic Credit Memorandum. If Customer elects to substitute into 787-10 Substitute Aircraft, Boeing will issue to Customer a 787-
10 Substitute Aircraft basic credit memorandum (787-10 Substitute Aircraft Basic Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]) in [***] dollars.
1.3    Fleet Transition Credit Memoranda. In consideration of Customer’s purchase of a total quantity of [***] of either Aircraft and/or Substitute Aircraft, Boeing will provide the following credit memoranda:
1.3.1    Flight Simulator Credit Memorandum. Boeing will issue to Customer a flight simulator credit memorandum (Flight Simulator Credit Memorandum) to assist with simulator and related data package costs, in a [***] amount of [***] U.S. Dollars ($[***]). The Flight Simulator Credit Memorandum will be paid in two installments. The first installment in the amount of [***] U.S. Dollars ($[***]) will be available no earlier than [***]. The second installment in the amount [***] U.S. Dollars ($[***]) will be available no earlier than [***].
1.3.2    Flight Transition Credit Memoranda. In lieu of Customer selecting 1.3.1 Boeing will provide Customer with the following credit memoranda:
1.3.2.1    Flight Transition One-Time Credit Memorandum. Not earlier than [***], Boeing will issue to Customer a flight transition one-time credit memorandum (Flight Transition One-Time Credit Memorandum) in a [***] of [***] U.S. Dollars ($[***]).
1.3.2.2    Flight Transition Recurring Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a flight transition recurring credit memorandum (Flight Transition Recurring Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]).
1.3.3    787 Tooling Credit Memorandum. Boeing will, not earlier than [***], issue to Customer a one-time 787 tooling credit memorandum (787 Tooling Credit Memorandum), in a [***] of [***] U.S. Dollars ($[***]). The 787 Tooling Credit Memorandum may be used for the purchase of Boeing goods and services.
1.3.4    787 Maintenance Training Credit Memorandum. Boeing will, not earlier than [***], issue to Customer a one-time 787 maintenance training credit memorandum (787 Maintenance Training Credit Memorandum), in a [***] amount of [***] U.S. Dollars ($[***]). The 787 Maintenance Training Credit Memorandum may be used for the purchase of Boeing goods and services.
1.3.5    787 Initial Parts Provisioning Credit Memorandum. Boeing will, not earlier than [***], issue to Customer a one-time 787 initial parts provisioning credit memorandum (787 Initial Parts Provisioning Credit Memorandum), in a [***] amount of [***] U.S. Dollars ($[***]). The 787 Initial Parts Provisioning Credit Memorandum may be used for the purchase of Boeing goods and services.
1.3.6    787 Fleet Transition Credit Memorandum. In lieu of 1.3.3, 1.3.4 and 1.3.5, Boeing will, at the time of delivery of each Aircraft, issue to Customer a 787 fleet transition credit memorandum (787 Fleet Transition Credit Memorandum), in an amount of [***] U.S. Dollars ($[***]).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

1.3.7    767 Fleet Transition Advance Credit Memorandum. Boeing will, at the time of Definitive Agreement, issue to Customer a one-time 767 fleet transition advance credit memorandum (767 Fleet Transition Advance Credit Memorandum), in a [***] amount of [***] U.S. Dollars ($[***]) payable in either cash or Boeing goods and services.
1.3.8    767 Fleet Transition Price Credit Memorandum. In lieu of 1.3.7, Boeing will, at the time of delivery of each Aircraft, issue to Customer a 767 fleet transition price credit memorandum (767 Fleet Transition Price Credit Memorandum), in an amount of [***] U.S. Dollars ($[***]).
1.4    Purchase Right and Option Aircraft Credit Memoranda. In the event that Customer exercises Purchase Right Aircraft or Option Aircraft, [***], Boeing will provide to Customer the following credit memoranda. [***]:
1.4.1    787-9 Purchase Right or Option Aircraft Credit Memorandum. If Customer elects to exercise a 787-9 Purchase Right or Option Aircraft, Boeing will, at the time of delivery of such aircraft, issue to Customer a credit memorandum (787-9 Purchase Right or Option Aircraft Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]) in [***] dollars.
1.4.2    787-8 Purchase Right or Option Aircraft Credit Memorandum. If Customer elects to exercise a 787-8 Purchase Right or Option Aircraft, Boeing will, at the time of delivery of such aircraft, issue to Customer a credit memorandum (787-8 Purchase Right or Option Aircraft Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]) in [***] dollars.
1.4.3    787-10 Purchase Right or Option Aircraft Credit Memorandum. If Customer elects to exercise a 787-10 Purchase Right or Option Aircraft, Boeing will, at the time of delivery of such aircraft, issue to Customer a credit memorandum (787-10 Purchase Right or Option Aircraft Credit Memorandum) in an amount of [***] U.S. Dollars ($[***]) in [***] dollars.
1.5    Post-Production Seat Integration One-Time Credit Memorandum. If Customer elects post-production business class seat integration, Boeing will, not earlier than [***], issue to Customer a post-production seat integration one-time credit memorandum (Post-Production Seat Integration One- Time Credit Memorandum), in a [***] amount of [***] U.S. Dollars ($[***]) payable in either cash or Boeing goods and services. The Post- Production Seat Integration One-Time Credit Memorandum is conditioned on Boeing receiving assurance that such post-production seat integration program does not prevent Boeing from recognizing aircraft delivery in the contracted delivery [***].
1.6    Other Credit Memoranda Terms. Unless otherwise noted, the amounts of the credit memoranda set forth in paragraphs 1.1.1, 1.2.1, 1.2.2, 1.3.2.2, 1.3.6, 1.3.8, 1.4.1, 1.4.2 and 1.4.3 above are stated in base year dollars, as defined in
Attachment 1A to the Purchase Agreement, and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to the airframe escalation formula set forth in the Purchase Agreement. In addition, unless otherwise noted, the credit memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

the respective Aircraft at the time of delivery or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).
2.Delivery Schedule Flexibility. Customer has the right to change the first two delivery positions from [***] and [***] to either [***] and [***] (Option 1) or to [***] and [***] (Option 2). If Customer does not notify Boeing of its intent to use Option 1 or Option 2 by [***] then such right will expire and aircraft delivery positions will remain as outlined in Table 1. Should Customer select Option 1 or Option 2, the Table 1 and Buyer Furnished Equipment Variables documents will be amended accordingly.
3.Option Aircraft. Customer has the right to purchase up to [***] 787 Option Aircraft as replacements on a one-to-one basis for Purchase Right Aircraft as described in Letter Agreement HWI-PA-04749-LA-1708015. Such right will expire on December 18, 2018. The ten (10) Option Aircraft delivery months will be subject to available position taking into account Boeing’s production constraints and other limitations.
4.Assignment. Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement and the Credit Memoranda described herein cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5.Confidentiality. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

HWI-PA-04749-LA-1708012
Special Matters

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1708014

Hawaiian Airlines, Inc. 20T
Honolulu International Airport 20TPO Box 30008
20THonolulu, HI 96820-0008

Subject:    Aircraft Model Substitution

Reference: Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 787-8 aircraft or Model 787-10 aircraft (individually 787-8 Substitute Aircraft and 787-10 Substitute Aircraft, and collectively referred to as Substitute Aircraft) in place of any Aircraft (including any exercised Option Aircraft or Purchase Right Aircraft), subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its election to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft [***].

2.	Available Delivery Position.

2.1    Customer’s substitution right [***].

2.2    If a delivery position for the Substitute Aircraft [***] is not available, then [***].

2.3    [***].

3.	Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive supplemental agreement for the purchase of the Substitute Aircraft within [***] or [***] in accordance with paragraph 2 above.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

4.	Price and Advance Payments.

4.1    The Airframe Price that will be identified in the definitive supplemental agreement for the Substitute Aircraft will equal the sum of:

(i)[***] and

(ii)[***].

4.2    The Optional Features for the Substitute Aircraft will be [***].

4.3    If applicable, [***].

4.4    [***].

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Attachment A To
Letter Agreement HWI-PA-04749-LA-1708014
GE Engines - 787-10 Substitute Aircraft Delivery, Description and Price

Airframe Model/MTOW: 787-10	[***] pounds	Detail Specification: [***]
Engine Model/Thrust: [***]	[***]pounds	Airframe Price [***] Formula: [***]	ECI-MFG/CPI
Airframe Price:	$[***]	Engine Price [***] Formula: [***]	787 ECI-MFG CPI Eng
Optional Features:	$[***]
Sub-Total of Airframe and Features:	$[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[***]	[***] (ECI): [***]
Aircraft Basic Price (Excluding BFE/SPE):	$[***]	[***] (CPI): [***]
Buyer Furnished Equipment (BFE) Estimate:	$[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:	$[***]	[***] (ECI): [***]
[***] (CPI): [***]

For illustration purposes, [***] Airframe Price and Current Escalation Data are shown for Substitute Aircraft. The interior allowance for 787-10 Substitute Aircraft is $[***] in [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
107654-1F.txt    Boeing Proprietary    Page 1

Attachment B To
Letter Agreement HWI-PA-04749-LA-1708014
GE Engines - 787-8 Substitute Aircraft Delivery, Description and Price

Airframe Model/MTOW: 787-8	[***] pounds	Detail Specification: [***]
Engine Model/Thrust: [***]	[***]pounds	Airframe Price [***] Formula: [***]	ECI-W Afm
Airframe Price:	$[***]	Engine Price [***] Formula: [***]	787 ECI-W Eng
Optional Features:	$[***]
Sub-Total of Airframe and Features:	$[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	$[***]	[***] (ECI): [***]
Aircraft Basic Price (Excluding BFE/SPE):	$[***]	[***] (ICI): [***]
Buyer Furnished Equipment (BFE) Estimate:	$[***]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:	$[***]	[***] (ECI): [***]
[***] (ICI): [***]

For illustration purposes, [***] Airframe Price and Current Escalation Data are shown for Substitute Aircraft. The interior allowance for 787-8 Substitute Aircraft is $[***] in [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

107698-1F.txt    Boeing Proprietary    Page 1

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1708015

Hawaiian Airlines, Inc. 19T
Honolulu International Airport 19TPO Box 30008
19THonolulu, HI 96820-0008

Subject:    Right to Purchase Additional Aircraft

Reference: Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) ten (10) additional Boeing Model 787-9 aircraft as purchase right aircraft (Purchase Right Aircraft).

2.	Delivery.

The Purchase Right Aircraft are offered subject to available position taking into account Boeing’s production constraints and other limitations (STAP) for delivery prior to [***] (Delivery Period). The delivery positions are subject to the same Delivery Reset as provided for the firm Aircraft.

3.	Configuration.

3.1    Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 787-9 aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of such Detail Specification and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2    [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

4.	Price.

4.1    [***].

4.2    [***].

5.	Payment.

At Definitive Agreement, advance payments will be payable as set forth in Table 1 of the Purchase Agreement. The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid [***]. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6.	Notice of Exercise and Payment of Deposit.

Customer may exercise a Purchase Right by giving written notice to Boeing [***], specifying the desired [***] of delivery within the Delivery Period (Notice of Exercise). If Boeing confirms the delivery [***]requested by Customer to be available, Customer will send payment, by [***], of Boeing’s then standard proposal deposit for Model 787-9 aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. If the delivery [***] requested by Customer are not available for delivery of such Purchase Right Aircraft prior to [***], then Boeing will [***]. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

[Bank information removed]

7.	Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive supplemental agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) within [***] of such exercise (Purchase Right Exercise). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

8.	General Expiration of Rights.

Each Purchase Right will expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, on [***].

9.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

10.	Confidentiality.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. HWI-PA-04749-LA-1708023.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207

HWI-PA-04749-LA-1708017

Hawaiian Airlines, Inc. Honolulu International Airport PO Box 30008
Honolulu, HI 96820-0008

Subject:    AGTA Terms Updates

Reference: Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	AGTA Basic Articles.

Article 2.1.1, “Airframe Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.1 Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For certain model aircraft, as reflected in the purchase agreement, the Airframe Price includes the engine price at its basic thrust level).

Article 2.1.3, “Engine Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to certain models of aircraft as reflected in the purchase agreement).

Article 2.1.5, “Escalation Adjustment”, of the basic articles of the AGTA is revised to read as follows:

2.1.5 Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for certain models of aircraft as reflected in the purchase agreement) and the Optional Features Prices resulting from the calculation using the

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement when the Airframe Price does not include the engine price at its basic thrust level as reflected in the purchase agreement.
[***]

[***]

2.	AGTA – Appendix I “Sample Insurance Certificate”.

Appendix I, entitled “SAMPLE Insurance Certificate”, under the [***] section, the aircraft models and corresponding insurance amounts are hereby revised as follows:

737	US $[***]
747, 767, 777, & 787	US $[***]

3.	AGTA - Exhibit C “Product Assurance Document”.

Warranty Periods. Part 2, Article 3.1, of Exhibit C to the AGTA is amended to read as follows:
3.1 Warranty. The warranty period begins on the date of aircraft or Boeing Product delivery (Delivery) and ends at the applicable time specified in subsections 3.1 (i) through 3.1 (iii) below:

(i)	for all Boeing aircraft models except 767, the warranty period ends [***];

(ii)
in addition, for a Boeing Product installed at the time of delivery in a 787 model aircraft but not inspected during the initial [***] warranty period, the warranty period continues until the date upon which Customer first inspects such Boeing Product pursuant to its Boeing Maintenance Planning Data Document but not later than [***];

(iii)	for Boeing aircraft model 767, the warranty period ends [***].

Filing a Claim. Part 2, Article 6.2.1, of Exhibit C to the AGTA is amended to add the following provision:

(xi) for 787 model aircraft claims submitted after the [***] warranty period, the specific reference within the Boeing Maintenance

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Planning Data Document to the inspection requirement for such Boeing Product.

Service Life Policy. Part 3, Article 2.2, of Exhibit C to the AGTA is amended to read as follows:

2.2	SLP Policy Periods.
2.2.1    The policy period for SLP Components initially installed on a 787 aircraft is [***].
2.2.2    The policy period for SLP Components purchased from Boeing by Customer as spare parts for 787 aircraft is [***] or [***], whichever first expires.

Price. Part 3, Article 3, of Exhibit C to the AGTA is amended to read as follows:
3.    Price.
The price Customer will pay for replacement of a failed SLP Component will be calculated pursuant to the following formulas:

(i)    For 787 aircraft only:
[***]
where:

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ James P. Drinkwater

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By	/s/ Peter R. Ingram

Its	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

The Boeing Company
P.O.    Box 3707
Seattle, WA 98124 2207
HWI-PA-04749-LA-1708023

Hawaiian Airlines, Inc. 19T
Honolulu International Airport 19TPO Box 30008
19THonolulu, HI 96820-0008

Subject:    Confidential Matters

Reference: Purchase Agreement No. 04749 (Purchase Agreement) between The Boeing Company (Boeing) and Hawaiian Airlines, Inc. (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	UConfidential MattersU

Customer and Boeing understand that certain commercial and financial information contained in this Purchase Agreement or furnished in connection with this Purchase Agreement are considered by the parties as confidential. Each of Customer and Boeing [***] will treat [***] (collectively, the “Confidential Information”) as confidential and will not, except for as required by applicable laws or regulations (including mandated disclosure to government, judicial and regulatory authorities), disclose any Confidential Information to any other person or entity without the prior written consent of the other party.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ James P. Drinkwater

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 18, 2018

HAWAIIAN AIRLINES, INC.

By:	Peter R. Ingram

Its:	President and Chief Executive Officer

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
BOEING PROPRIETARY